Exhibit 99.1

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.828.0454 (fax)


FOR RELEASE AUGUST 2, 2004
--------------------------

           THE QUANTUM GROUP LAUNCHES NEW MEDICAL ASSOCIATION WEBSITE

         WELLINGTON, FLA. (AUGUST 2, 2004)--The Quantum Group, Inc. (OTCBB:
QTUM), announces the launch of its new prototype medical association interactive and educational website. The initial site has been built for the Broward County Medical Association (BCMA) and was developed through a partnership with WebPro International, of Charlotte, North Carolina. This site is located at www.bcma.com.

         "Our intent is to make the BCMA site (www.bcma.com) one of the top sites for healthcare information in this state and project a very positive image for the association," stated Noel J. Guillama, President and CEO of The Quantum Group. The website contains valuable content from leading-edge information providers. Quantum is exploring additional content and solutions to provide more value-added information in the future. "The site is currently approximately 50% complete. A strong foundation has been built, but this is truly only the beginning," Guillama added. Next steps also include creating secure e-mail from physician to physician and from physician to patient, scheduling options, a physician search engine, and potentially a full expansion to a medical information platform. The Quantum Group gives credit to the vision of the leaders of the BCMA for enabling the development of the site.

         BCMA President Dr. Linda Cox reviewed the newly launched www.bcma.com and said, "The website has not only met, but exceeded, our expectations. Our goal is to create a value-added resource for our physician membership and the patients of Broward County. Through this relationship with The Quantum Group, this goal is being realized more each day."

         Vice-Chairman of The Quantum Group and chair of the BCMA technology committee Marion D. Thorpe Jr., M.D., M.P.H., who was an integral factor in establishing and promoting the relationship with the BCMA, commented, "To see tangible evidence of the mission we embarked upon with the BCMA is inspiring."

         Mr. Guillama further commented, "A recent study was conducted by Manhattan Research, LLC (June 8, 2004) entitled `366,000 Physicians Trying to "Connect" with Professional Societies Online'. This research confirmed that physicians are more often seeking additional online information and education, and deemed that the majority of professional societies, to which these physicians belong, are currently missing these opportunities."

         The Quantum Group has begun establishing contact with other medical societies throughout the state of Florida, with the expectation to expand the offer to associations across the country to develop their own version of the state-of-the-art site built for the Broward County Medical Association.

         THE QUANTUM GROUP, INC., is a Wellington, Florida-based healthcare company, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. Quantum is currently involved in: outsourcing for physicians, managed care organizations, healthcare facilities, and physician associations; developing new patent-pending technologies to create a more effective and responsive healthcare system; and providing leading-edge healthcare services to consumers. The Quantum Group - "healthcare solutions for a new generation."(SM) www.TheQuantumGroupInc.com

         WEBPRO INTERNATIONAL, headquartered in Charlotte, NC, and founded in 1994, is an industry leader in the corporate web design and development arena. WEBPRO exacts quality and repetition through the latest Internet and Intranet technologies, security, commerce, database systems, and interactive marketing. www.webpro.com

         BROWARD COUNTY MEDICAL ASSOCIATION unites 1,500 allopathic and osteopathic physicians, of all specialties, toward the fulfillment of a common goal: Providing access to healthcare of the highest quality for the residents of Broward County. BCMA seeks to maintain the integrity of medical practice and care delivery for Broward citizens and to act as an advocate for the interests of the patients and our physician membership. www.bcma.com

                                     - ## -
                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                            Director of Corporate Communications
                                                         The Quantum Group, Inc.
                                                                    561.798.9800

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.828.0454 (fax)


FOR RELEASE AUGUST 3, 2004:
---------------------------

                 THE QUANTUM GROUP, INC. ANNOUNCES NEW LOCATION

WELLINGTON, FLA. (AUGUST 3, 2004)--The Quantum Group, Inc. (OTCBB: QTUM), announced today that it has moved its corporate offices to a facility that can accommodate the needs of the expanding organization. Effective today, The Quantum Group is located at 3460 Fairlane Farms Road, Suite 4, Wellington, Florida 33414. The phone number has been changed to 561-798-9800.

         Mr. Noel J. Guillama, President of the Company commented, "We are all excited to make this move to a larger, more functional facility while remaining part of the vibrant community of the Village of Wellington. This move affords us both the room to grow, as well as the opportunity to attract the highly educated and professional population as is found in these western communities."

         The new facility is comprised of approximately 2,700 square feet of converted warehouse space. Once completed, the space will provide the company with state-of-the-art communications, including a T-1 line and fiber optic back-up, for the integrated needs of the company and its healthcare Clients.

         THE QUANTUM GROUP, INC., is a Wellington, Florida-based healthcare company in its development stage, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. Quantum is currently involved in: outsourcing for physicians, managed care organizations, healthcare facilities, and physician associations; developing three patent-pending healthcare solutions identified as Cybernaptics(SM), Quantum Quotient(SM) (or QX2(SM)) and MDAutomated(SM), all with the intention to provide new efficiencies to the $1.6 billion U.S. healthcare system; and providing leading-edge healthcare services to consumers. The Quantum Group - "healthcare solutions for a new generation."(SM)

         Certain statements contained in this news release, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995, and are subject to uncertainties and risks in part detailed in the respective company's Securities and Exchange Commission 10-K, 10-Q, S-8 and 8-K filings, that may cause actual results to materially differ from projections. Although the company believes that its expectations are reasonable assumptions within the bounds of its knowledge of its businesses and operations; there can be no assurance that actual results will not differ materially from their expectations. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the company's ability to execute properly its new business model, to raise additional capital to implement new business model, the ability to attract and retain personnel, and the inherent risk associated with a diversified business to achieve positive cash flow. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

                                      -##-

                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                            Director of Corporate Communications
                                                         The Quantum Group, Inc.
                                                                    561.798.9800

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.828.0454 (fax)


FOR IMMEDIATE RELEASE:
----------------------

             THE QUANTUM GROUP EXECUTES LETTER OF INTENT TO ACQUIRE
                 MEDICAL BILLING & COLLECTIONS SOFTWARE PLATFORM

         WELLINGTON, FLA. (AUGUST 4, 2004)--The Quantum Group, Inc. (OTCBB:
QTUM) today announced that it has executed a non-binding letter of intent to acquire an Application Service Provider (ASP) currently in beta testing which provides medical billing and practice management from a company based in South Florida. The software package includes source codes, copyrights, existing relationships and all intellectual and marketing rights, and further provides HIPAA-compliant electronic medical billing and financial management for medical practices.

         The Company did not release the name or the additional terms of the pending transaction, and further advised that their team of experts have completed the first phase of the review process. Currently, the Company is conducting the final phase due diligence on the product, which is presently used in various medical offices in South Florida. A closing within 30 days is anticipated if the process continues as expected.

         Mr. Noel J. Guillama, President and CEO of The Quantum Group, commented, "For a while now we have been looking for the right platform to bring to the medical community a new kind of business process outsourcing, and we feel quite good about what we have found. We believe that if preliminary indications prove to be correct, this could be the basis for a proprietary product that we can license, re-brand for others and provide the entire billing and collection process for physicians at lower up front and residual cost. This would in turn allow the doctor to avoid investing in new hardware or software updates going forward and could be a foundation for the highly sought electronic healthcare record system in the future."

         Mr. Guillama warned that though his team is very excited by this prospective acquisition, there were hurdles to clear, including, but not limited to, the successful completion of the due diligence, testing and subsequent upgrading, re-deployment and marketing of the final ASP product. The ASP software is written in C (sharp) and on a Microsoft.net platform.

         An ASP is a third-party that provisions software applications over the Internet. The physician accesses remote, centralized computer servers that are hosting the application and is responsible solely for the end-results obtained through utilization of the application. Quantum, the ASP provider, is responsible for the initial and daily maintenance of the medical billing and collections software itself.

THE QUANTUM GROUP, INC., is a Wellington, Florida-based healthcare company in its development stage, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. Quantum is currently involved in: outsourcing for physicians, managed care organizations, healthcare facilities, and physician associations; developing three patent-pending healthcare solutions identified as Cybernaptics(SM), Quantum Quotient(SM) (or QX2(SM)) and MDAutomated(SM), all with the intention to provide new efficiencies to the $1.6 billion U.S. healthcare system; and providing leading-edge healthcare services to consumers. The Quantum Group - "healthcare solutions for a new generation."(SM)

         Certain statements contained in this news release, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995, and are subject to uncertainties and risks in part detailed in the respective company's Securities and Exchange Commission 10-K, 10-Q, S-8 and 8-K filings, that may cause actual results to materially differ from projections. Although the company believes that its expectations are reasonable assumptions within the bounds of its knowledge of its businesses and operations; there can be no assurance that actual results will not differ materially from their expectations. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the company's ability to execute properly its new business model, to raise additional capital to implement new business model, the ability to attract and retain personnel, and the inherent risk associated with a diversified business to achieve positive cash flow. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

                                      -##-
                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                            Director of Corporate Communications
                                                         The Quantum Group, Inc.
                                                                    561.798.9800

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.828.0454 (fax)


FOR IMMEDIATE RELEASE:
----------------------

           THE QUANTUM GROUP, INC. COMPLETES CONSOLIDATION OF QUANTUM
                              MEDICAL TECHNOLOGIES,
         PREPARES FOR LAUNCHING OF NEW PRODUCTS AND SERVICES BY YEAR-END

         WELLINGTON, FLA., AUG. 5, 2004-- The Quantum Group, Inc. (OTC Bulletin
Board: QTUM) today disclosed that as previously announced and expected, it has completed the acquisition and consolidation of 100% of the interest of Quantum Medical Technologies, Inc. (QMT).

         QMT was established in 2000 by the principal shareholders of The Quantum Group, Inc. to develop new and revolutionary technology for use in the healthcare industry. Prior to this acquisition, The Quantum Group owned 20% of QMT.

         QMT has been developing its Cybernaptic(SM) application as previously disclosed, for the interconnection of the key touch points in the healthcare service and supply chain to physicians. It is also developing proprietary applications including Quantum Quotient(SM) (or QX2(SM)) and MDAutomated(SM), all with the intention to provide new efficiencies to the $1.6 billion U.S. healthcare system. Furthermore, QMT was instrumental in the research and negotiations that led The Quantum Group to its recent announcement regarding the pending acquisition of a medical billing and practice management application service provider (ASP).

         Noel J. Guillama, founder and principal shareholder of both The Quantum Group and Quantum Medical Technologies, commented, "With the complete consolidation of QMT into The Quantum Group, we complete round three of our long anticipated full integration of products and services. I expect that by year-end we will be providing a large selection of products and services to the entire healthcare industry, from managed network services, to health maintenance organizations, to billing and practice management and healthcare technology services to physicians, HMO's and patients."

         An ASP is a third-party that provisions software applications over the Internet. The physician accesses remote, centralized computer servers that are hosting the application and is responsible solely for the end-results obtained through utilization of the application. Quantum, the ASP provider, is responsible for the initial and daily maintenance of the medical billing and collections software itself.

         The Quantum Group, Inc., is a Wellington, Florida-based healthcare company in its development stage, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. The Quantum Group -- "healthcare solutions for a new generation."(SM)

         Certain statements contained in this news release, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995, and are subject to uncertainties and risks in part detailed in the respective company's Securities and Exchange Commission 10-K, 10-Q, S-8 and 8-K filings, that may cause actual results to materially differ from projections. Although the company believes that its expectations are reasonable assumptions within the bounds of its knowledge of its businesses and operations, there can be no assurance that actual results will not differ materially from their expectations. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the company's ability to execute properly its new business model, to raise additional capital to implement new business model, the ability to attract and retain personnel and the inherent risk associated with a diversified business to achieve positive cash flow. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

                                      -###-

                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                            Director of Corporate Communications
                                                         The Quantum Group, Inc.
                                                                    561.798.9800

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.296.3456 (fax)


FOR IMMEDIATE RELEASE:
----------------------

         THE QUANTUM GROUP, INC. COMPLETES CONSOLIDATION OF RENAISSANCE
        HEALTH SYSTEMS, INC.; CONTINUES TO BUILD NEW INTEGRATED DELIVERY
                   SYSTEMS AND EXPECTS DEPLOYMENT BY YEAR-END

WELLINGTON, FLA., AUG. 9, 2004-- The Quantum Group, Inc. (OTC Bulletin Board:
QTUM) today disclosed that as previously announced and expected, it has completed the acquisition and consolidation of 100% of the interest of Renaissance Health Systems, Inc. (RHS).

         RHS was established in 2002 by the principal shareholders of The Quantum Group, Inc. to develop a new healthcare delivery model, which specializes in managed care Percentage of Premium (POP) contracting with Health Maintenance Organization outsourcing for the federal Medicare Advantage.

         Noel J. Guillama, founder and principal shareholder of both The Quantum Group and Renaissance Health Systems, Inc., commented, "The consolidation of RHS into The Quantum Group represents the completion of round four of our full integration of products and services. Our strategic plan includes that by year-end we will be providing a large selection of products and services to the entire healthcare industry - from managed network services to health maintenance organizations, to billing and practice management and healthcare technology services to physicians, HMOs and patients."

         The RHS strategy is to create a new type of healthcare delivery system built on the extensive experience of our management team. The Company expects to create a new model for healthcare called the Community Health System(SM).

         In 2004 total health spending in the U.S. will account for over 15 percent of the nation's gross domestic product (GDP). The Department of Health and Human Services (HHS) announced that healthcare spending shot up 9.3 percent in 2002 - the largest increase in 11 years - to a total of $1.55 trillion. HHS further estimates that healthcare expenditures will reach $2 trillion by 2008; which represents an increase for each person from $5,440 to $7,100 in the United States alone. Projections put health spending at 17.7 percent of GDP, by 2008.

         According to President George W. Bush's proposed 2005 Federal Budget, Medicare Advantage (formerly Medicare + Choice) growth is projected to increase nearly 100% over the next 4 years. In addition, actual "per member per month"
(PMPM) payments to Managed Care Organizations (MCO) are expected to be increased by a record 10.6 percent nationwide. In Palm Beach County Florida where the Company is based, federal funding to Medicare HMO's is increasing about 16 percent. HMOs will receive $734.51 per member monthly from the federal government, up from $633.86 per member per month.

         THE QUANTUM GROUP, INC., is a Wellington, Florida-based healthcare company in its development stage, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. Quantum is currently involved in: outsourcing for physicians, managed care organizations, healthcare facilities, and physician associations; developing three patent-pending healthcare solutions identified as Cybernaptics(SM), Quantum Quotient(SM) (or QX2(SM)) and MDAutomated(SM), all with the intention to provide new efficiencies to the $1.6 billion U.S. healthcare system; and providing leading-edge healthcare services to consumers. The Quantum Group - "healthcare solutions for a new generation."(SM)

         Certain statements contained in this news release, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995, and are subject to uncertainties and risks in part detailed in the respective company's Securities and Exchange Commission 10-K, 10-Q, S-8 and 8-K filings, that may cause actual results to materially differ from projections. Although the company believes that its expectations are reasonable assumptions within the bounds of its knowledge of its businesses and operations, there can be no assurance that actual results will not differ materially from their expectations. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the company's ability to execute properly its new business model, to raise additional capital to implement new business model, the ability to attract and retain personnel and the inherent risk associated with a diversified business to achieve positive cash flow. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

                                      -###-

                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                            Director of Corporate Communications
                                                         The Quantum Group, Inc.
                                                      www.TheQuantumGroupInc.com
                                                                   561.798.9800

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.296.3456 (fax)


FOR IMMEDIATE RELEASE:
----------------------

           THE QUANTUM GROUP, INC. TO EXPAND SERVICES EXCLUSIVE TO THE
              HEALTHCARE INDUSTRY TO INCLUDE: DESIGN, CONSTRUCTION,
             CONSTRUCTION MANAGEMENT, REAL ESTATE OFFICE LEASING AND
                               MORTGAGE BROKERAGE

         WELLINGTON, FLA., AUG. 10, 2004 - The Quantum Group, Inc. (OTC Bulletin
Board: QTUM) today announced that it has reached an agreement to acquire Tektonica-USA, Inc. from its founding shareholders, which includes Quantum president, Noel J. Guillama.

         In the past, Tektonica-USA, Inc. established in 1984, has completed residential, institutional, commercial and healthcare build-outs and renovations. Once governmental approvals are received on the transfer of licenses, Quantum's subsidiary will be a Florida Certified Building Contractor, Florida Mortgage Brokerage Broker, and a Licensed Florida Real Estate Broker.

         Noel J. Guillama, founder and principal shareholder of both The Quantum Group and Tektonica-USA, Inc., commented, "I am very pleased to have reached this stage in the development of our business plan as we seek to offer a one-stop solution for the medical community by creating a more effective and efficient medical delivery system."

         The addition of Tektonica-USA represents a large stride towards the ultimate goal of The Quantum Group to provide the over-burdened healthcare industry with a solutions provider who can maximize productivity through its outsourcing services.

         Mr. Guillama further commented, "With the addition of this real estate component to our wide selection of services to the physician community, we expect that we will be able to provide the best and most effective outsourcing opportunities to our physician clients. We have promised to build a new kind of company, and with the completion of this acquisition and our final phase in 2004, we can continue to look very positively toward our future."

         The Company also announced that with the pending closing of Tektonica-USA, Inc. it has reached an understanding with Mr. Guillama that materially all his future business activities will be exclusive to the Quantum Group and its subsidiaries.

         THE QUANTUM GROUP, INC., is a Wellington, Florida-based healthcare company in its development stage, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. Quantum is currently involved in:

outsourcing for physicians, managed care organizations, healthcare facilities, and physician associations; developing three patent-pending healthcare solutions identified as Cybernaptics(SM), Quantum Quotient(SM) (or QX2(SM)) and MDAutomated(SM), all with the intention to provide new efficiencies to the $1.6 billion U.S. healthcare system; and providing leading-edge healthcare services to consumers.

         The Quantum Group - "healthcare solutions for a new generation."(SM)

         Certain statements contained in this news release, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995, and are subject to uncertainties and risks in part detailed in the respective company's Securities and Exchange Commission 10-K, 10-Q, S-8 and 8-K filings, that may cause actual results to materially differ from projections. Although the company believes that its expectations are reasonable assumptions within the bounds of its knowledge of its businesses and operations, there can be no assurance that actual results will not differ materially from their expectations. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the company's ability to execute properly its new business model, to raise additional capital to implement new business model, the ability to attract and retain personnel and the inherent risk associated with a diversified business to achieve positive cash flow. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

                                      -###-

                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                            Director of Corporate Communications
                                                         The Quantum Group, Inc.
                                                      www.TheQuantumGroupInc.com
                                                                   561.798.9800

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.296.3456 (fax)


FOR IMMEDIATE RELEASE
---------------------

             THE QUANTUM GROUP CO-SPONSORS BIOTECHNOLOGY LECTURE IN
                              WELLINGTON, FLORIDA

         WELLINGTON, FLA. (AUGUST 12, 2004) --The Quantum Group, Inc. (OTCBB:
QTUM), announces its co-sponsorship of the third installment of the Florida International University Provost Lecture Series 2004 entitled "Biotechnology and Its Impact on Health Care and the Economy of South Florida" with Florida International University and the Village of Wellington.

         President of The Quantum Group, Noel J. Guillama commented, "With over 75 million baby boomers set to begin to retire in just eight years, and over $3 trillion projected to be spent on their healthcare needs, we must look towards advances in biotechnology to both improve the lifestyles of the future and to provide a more effective and responsive healthcare system." Guillama, a recognized expert in the field of healthcare and healthcare services who also serves as a director of the FIU Foundation and a member of the Village of Wellington Education Committee, added, "The mission of the Quantum Group is to provide solutions - and education of the public is an integral factor in responding to the healthcare crisis of our nation."

         This lecture is scheduled for Tuesday, August 17th, beginning at 6:30 pm and will feature a presentation by Dr. Richard Schoephoerster, distinguished professor and chair of FIU's department of biomedical engineering.

         Schoephoerster, who maintains an active research program in the area of biofluid mechanics and cardiovascular devices with an emphasis on cardiac applications, also serves on the Governor's Biomedical Research Advisory Council. He plans to share his knowledge and expertise in this area - which examines the use of biological processes to provide useful solutions to some of life's most vexing medical problems - by presenting on biotechnology's impact on the delivery of health care and its role in the sustainability and growth of local South Florida economies.

         "The field is in the midst of tremendous growth throughout the nation, and FIU's mission within this field is to integrate the local academia, clinical medicine, and biomedical industry to position South Florida as one of the nation's hotbeds of activity," said Schoephoerster with respect to his planned presentation. "FIU is home to the only public biomedical engineering program in South Florida, and this puts the responsibility of leadership on us. We are ready for the challenge," he added.

         A panel of community leaders within the biotechnology field and county government will be on hand for a follow-up discussion, immediately following the presentation. Scheduled to participate as panelists are Robert Weisman, county administrator for Palm Beach County, and Dr. Pat Griffin, Professor of Drug Discovery and head of Drug Metabolism and Pharmacokinetics at Scripps Florida, among others.

         This program will take place at the Wellington Community Center Meeting Hall, located at 12165 West Forest Hill Blvd. in Palm Beach County. The community event is open to the public, and admission and self-parking are free.

         Remaining lectures in the series are scheduled for the third Tuesday of the month, as well, on September 21, October 19, and November 16. To reserve a seat and/or for more information on this program, please contact FIU's Continuing and Professional Studies office at 305-348-5669, or 800-850-8523 toll-free.

         THE QUANTUM GROUP, INC., is a Wellington, Florida-based healthcare company in its development stage, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. Quantum is currently involved in: outsourcing for physicians, managed care organizations, healthcare facilities, and physician associations; developing three patent-pending healthcare solutions identified as Cybernaptics(SM), Quantum Quotient(SM) (or QX2(SM)) and MDAutomated(SM), all with the intention to provide new efficiencies to the $1.6 billion U.S. healthcare system; and providing leading-edge healthcare services to consumers.

         The Quantum Group - "healthcare solutions for a new generation."(SM)

                                     - ## -

                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                              Director, Corporate Communications
                                                         The Quantum Group, Inc.
                                                      www.TheQuantumGroupInc.com
                                                                    561.798.9800

                                                                      [LOGO](SM)
                             THE QUANTUM GROUP, INC.
                   "healthcare solutions for a new generation"


           3460 fairlane farms road, suite 4 wellington, florida 33414
                    561.798.9800 (office) 561.296.3456 (fax)


FOR IMMEDIATE RELEASE
---------------------

            THE QUANTUM GROUP REACHES AGREEMENT WITH SUNBELT BUSINESS
                  BROKERS TO IDENTIFY AND PROCURE ACQUISITIONS

         WELLINGTON, FLA. (AUGUST 16, 2004)-- Wellington-based The Quantum Group, Inc. (OTCBB: QTUM), has reached an agreement with Sunbelt Business Brokers of Southeast Florida, whereby Sunbelt will be the exclusive broker for The Quantum Group's healthcare acquisition strategies.

         The Quantum Group is actively pursuing its goal to provide the healthcare industry with solutions that maximize productivity through its outsourcing services. President and CEO of The Quantum Group, Noel J. Guillama, commented, "The relationship that has been established with Sunbelt is the next step towards the fulfillment of Quantum's mission - to provide solutions for the overburdened healthcare industry." Guillama, a recognized national expert in the field of healthcare and healthcare services continued, "The entire Quantum team is highly energized and is rising unabashedly towards the challenges and opportunities that lie in our path."

         Neil Swartz, Senior Business Broker and the exclusive representative to Quantum, added, "We are excited to work with a dynamic company such as The Quantum Group. With the resources that Sunbelt has, combined with the medical expertise of Quantum, this is surely a winning combination." Swartz further added, "We have been given the mission to identify and procure medical billing companies, human resources outsourcing, medical consulting and certain strategic medical practices in specific Florida counties."

         The establishment of this relationship marks another benchmark in the overall development strategy of The Quantum Group, who recently announced the intent to acquire TEKTONICA-USA, INC., a construction firm that will specialize in build-outs and renovations for the healthcare industry; and consolidated both RENAISSANCE HEALTH SYSTEMS, INC., a new healthcare delivery system model called the Community Health System, and QUANTUM MEDICAL TECHNOLOGIES, INC., whose focus is to develop new and revolutionary technology for use in the healthcare industry. The Company also signed a letter of intent on August 4, 2004 to acquire a medical billing and collections software platform for medical practices. Furthermore, Quantum announced the launch of its new prototype medical association interactive and educational website that was built for the Broward County Medical Association (www.bcma.com).

         The agreement with Sunbelt is effective immediately and both Mr. Guillama and Mr. Swartz exude confidence in this new relationship. Mr. Guillama added, "The possibilities and potential that lie ahead for The Quantum Group to make a positive impact on the healthcare industry, and for our community at large, is the driving factor of our Company. We look towards the opportunity to make a difference." Mr. Alan Carter, the President of Sunbelt Business Brokers of Southeast Florida, said, "This assignment is a reflection of how forward-thinking companies are now recognizing the value of Business Brokers. Companies recognize that to acquire other companies should no longer be an internal effort only. We appreciate the faith that The Quantum Group has placed in Sunbelt and are confident that we will succeed in identifying and closing on viable acquisitions."

THE QUANTUM GROUP, INC., is a Wel lington, Florida-based healthcare company in its development stage, providing outsourcing, technology-based solutions, government compliance, education, policy consulting and venture management to the healthcare industry. Quantum is currently involved in: outsourcing for physicians, managed care organizations, healthcare facilities, and physician associations; developing three patent-pending healthcare solutions identified as Cybernaptics(SM), Quantum Quotient(SM) (or QX2(SM)) and MDAutomated(SM), all with the intention to provide new efficiencies to the $1.6 billion U.S. healthcare system; and providing leading-edge healthcare services to consumers. The Quantum Group - "healthcare solutions for a new generation."(SM)

                                 DID YOU KNOW...
                       CURRENT HEALTHCARE SPENDING IN THE
                 UNITED STATES ACCOUNTS FOR 15.5 PERCENT OF THE
                   NATION'S GROSS DOMESTIC PRODUCT, OR G.D.P.?

SUNBELT BUSINESS BROKERS is the largest business broker firm in the world and has evolved into a network encompassing 300+ offices located in 40 states and 11 foreign markets. Sunbelt business professionals are extensively trained in mergers and acquisitions, business law, accounting and tax matters. Neil Swartz may be contacted at 954-989-9177.

         Certain statements contained in this news release, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995, and are subject to uncertainties and risks in part detailed in the respective company's Securities and Exchange Commission 10-K, 10-Q, S-8 and 8-K filings, that may cause actual results to materially differ from projections. Although the company believes that its expectations are reasonable assumptions within the bounds of its knowledge of its businesses and operations; there can be no assurance that actual results will not differ materially from their expectations. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the company's ability to execute properly its new business model, to raise additional capital to implement new business model, the ability to attract and retain personnel, and the inherent risk associated with a diversified business to achieve positive cash flow. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will, in fact, occur.

                                     - ## -
                                                                 MEDIA CONTACT:
                                                                 Danielle Amodio
                                              Director, Corporate Communications
                                                         The Quantum Group, Inc.
                                                      www.TheQuantumGroupInc.com
                                                                    561.798.9800